Exhibit 10.26
Form 10-SB
Energytec, Inc.

                  ASSIGNMENT OF OIL, GAS, AND MINERAL LEASES
STATE OF TEXAS
COUNTY OF DALLAS

     Know all men by these presents that H. Hal McKinney, also doing business as Petro-Delta, sole proprietor, of 627 North Main Street, Rockdale, Texas, 76567 in the County of Milam and State of Texas hereinafter called "Assignor", does hereby assign, transfer. sell and convey unto Energytec, Incorporated., a Nevada Corporation, of 14785 Preston Road, #550. Dallas, Texas, 75240 in the County of Tarrant and State of Texas. hereinafter called "Assignee", one hundred percent of the working interest only in and to the following described properties. to-wit all of the oil, gas, and other mineral leases, leasehold rights and interests which are described in Exhibit "A" and Exhibit "B" attached hereto and made a part hereof for all purposes, together with the personal property and equipment used in connection therewith, and all of the permits, licenses, servitudes, easements, rights-of-ways, orders, gas purchase and sale contracts, crude oil purchase and sale agreements, surface leases, operating agreements. unit agreements. processing agreements, options, leases of equipments or facilities and other contracts, agreements and rights, which are by Assignor, in whole or in part, and are appurtenant to said leases or used or held for use in connection with the ownership or operation of the leases or the production, treatment, sale or disposal of oil, gas or other hydrocarbons or water or associated substances produced from the leases; and together with all of the files. records and data relating to said leases, including without limitation title records, abstracts, title curative documents, contracts, correspondence and other date and information, production records, logs, and related matters.
     Assignee shall indemnify and hold Assignor and the property of Assignor including Assignor's interests under this instrument free and harmless from all claims, liabilities, loss, damage, or expense resulting from Assignee's performance of the lease, Assignee's occupation of any part of the real property covered by the lease, or the exploration for, or extraction by Assignee under the lease. of any oil, gas, or other hydrocarbon substances.
      This assignment shall be effective on the 30th day of April, 2002. Executed this 30th day of April, 2002.
                                                Assignor:
                                                /s/ H. Hal McKinney

                                 Acknowledgement
STATE OF TEXAS
COUNTY OF  DALLAS

      This instrument was acknowledged before me on April 30th, 2002 by H. Hal McKinney.

                                                /s/ Wendy Kay Helms
                                                Notary Public
                                                State of Texas
                                                Comm. Exp. 09-04-2002

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EXHIBIT " A "
Texas Railroad Commission District 1/ Milam County, Texas Properties
Page 1 of 2

     Attached hereto and made a part of that certain Assignment of Oil, Gas, and Mineral Leases dated the 30th day of April, 2002, by and between H. Hal McKinney, also doing business as Petro-Delta, sole proprietor, and Energytec, Incorporated., a Nevada Corporation.

District 1   Lease Name        Acres More or   Survey          As Filed in the
RRC #                          Less                            Records of
                                                               Milam, Co., Tx
----------   ---------------   -------------   -------------   ---------------
01191        H.H. Coffield     3               Wm. Allen       OL 605/289
01198        Dymke             200             Wm. Allen       OL 39/573,
                                                               703/652,
                                                               703/653,
                                                               703/655,
                                                               703/657,
                                                               703/659
01237        Shelton A         50              Wm. Allen       OL 20/140
02391        Clarence Alonzo   1.45            D.A. Thompson   OL 82/203
                                                               703/661,
                                                               703/664
02407        Charles Calvin    1.35            D.A. Thompson   OL 82/207
03070        George B.         Lots 7&8,       Wm. Allen       OL 85/568
             Lumpkins          Blk131,                         697/164
                               Rockdale
03173        L. Ethridge       2.559           D.A. Thompsdn   OL 86/213
02204        Rockdale          13.49           D.A. Thompson   OL 82/236
             Independent
             School District
09320        Maggie            55.82           Jose Leal       OL 610/773
             Woodard
12455        Stamper           85.5            W.W. Hill,      OL 592/443
                                               James Shields
09433        W.I. Skinner      50              James Pruett    By Lease dated
                                                               August 1,1996
                                                               between Skinner
                                                               Family Trust
                                                               and H. Hal
                                                               McKinney
01250        Luetge            43              T.J. Chambers   O&G 4/570,
                                                               720/369

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02149        Lewis             110             T.J.Chambers    OL 854/742
10405        Gunn              21              Wm. Hill        OL 724/29,
                                                               748/884,
                                                               752/208
                              Page 2 of 2


                                                /s/ H. Hal McKinney


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                                   EXHIBIT "B"
   Texas Railroad Commission District 3/ Burleson County, Texas Properties
                                   Page 1 of 1

     Attached hereto and made a part of that certain Assignment of Oil, Gas, and Mineral Leases dated the 30th day of April, 2002, by/between H. Hal McKinney, also doing business as Petro-Delta, sole proprietor, and Energytec, Incorporated., a Nevada Corporation

District 3  Lease Name       Acres More or    Survey            As Filed in the
RRC #                        Less                               Records of
                                                                Burleson Co., Tx
----------  ---------------  ---------------- ----------------  ----------------
00699       Nellie K         40               Eliza Sante       OL 91/357
            Gramm
12133       Coffield B-11    44.8             James Shaw        OL 21/641,
                                                                OL 21/823,
                                                                OL 65/890


                                          /s/ H. Hal McKinney


                                     E-130